Transactions and Balances with Related Parties	12 Months Ended
Dec. 31, 2024
Transactions and Balances with Related Parties [Abstract]
TRANSACTIONS AND BALANCES WITH RELATED PARTIES
NOTE 24:-	TRANSACTIONS AND BALANCES WITH RELATED PARTIES

a.	Balances with related parties:

	December 31, 2024		December 31, 2023
	Key management personnel	Other related parties	Key management personnel	Other related parties
Current assets	$-	$15	$-	$121
Current assets	$-	$4,224	$-	$-
Non-current assets	$-	$-	$-	$108
Current liabilities	$55	$245	$95	$-

b.	Transactions with related parties (not including amounts described in Note 24c):

	Year ended December 31,
	2024	2023	2022
Research and development expenses	$63	$40	$208
Sale of minority interest in subsidiary	$-	$2,985	$-

c.	Benefits to key management personnel (including directors):

	Year ended December 31,
	2024	2023	2022
Short-term benefits	$765	$1,204	$1,940

Management fees (see also note 25a)	$120	$220	$-

Cost of share-based payment	$157	$84	$779

d.

On February 23, 2023, the Company entered into an agreement with Jeffs’ Brands and Jeffs’ Brands Holdings Inc. (“NewCo Inc.”), a newly-formed wholly owned subsidiary of Jeffs’ Brands, pursuant to which, at the closing and upon the terms and conditions set forth in the Agreement, NewCo Inc. acquired from the Company a number of shares of stock equal to approximately a 49% interest in the Company’s wholly owned subsidiary, SciSparc US which owns Wellution, for $2,500 in cash, and additional deferred cash payments of approximately $489 accounting for price adjustments related to inventory and working capital, which was paid in five equal monthly installments beginning in May 2023 (the “Price Adjustment”). As collateral for the payment in full of the Price Adjustment, SciSparc held back such number of shares of common stock of SciSparc US, equal to the outstanding due amount of the Price Adjustment (the “Holdback Shares”). Following the closing of the transaction on March 22, 2023, which included an equity conversion of financing amounts previously provided to SciSparc US. by the Company for working capital, and the release of the Holdback Shares on January 31, 2024, upon the payment in full of the Price Adjustment by Jeffs’ Brands, the Company holds approximately 51% of the share capital of SciSparc US.

Pursuant to the agreement, at the closing of the transaction, Jeffs’ Brands and SciSparc US. entered into a consulting agreement, pursuant to which Jeffs’ Brands provides management services to SciSparc US for the Wellution brand for a monthly fee of $20 and Jeffs’ Brands received a one-time signing bonus in the amount of $51. The consulting agreement is for an undefined period of time and may be terminated by either party with 30 days advance notice. On November 2023 the monthly fee reduced to $10 thousand. For the year ended December 31, 2024, the Company has recorded management services expenses in the amount of $120 (for the year ended December 31, 2023 - $220).

In addition, in connection with the closing of the transaction, the Company and Jeffs’ Brands, engaged in a mutual share exchange in the amount of $288 of ordinary shares from each of the Company and Jeffs’ Brands. The number of shares in the share exchange was calculated based on the average closing price of the relevant company’s shares for 30 consecutive trading days ending on the third trading day immediately prior to the closing. Accordingly, the Company acquired 35,345 ordinary shares of Jeffs’ Brands and Jeffs’ Brands acquired 660 ordinary shares of the Company having an aggregate value of $288 which was adjusted from $300 according to the 4.99% ownership limit included in the definitive agreements. As of December 31, 2024, the listed share price of Jeff’s Brands on Nasdaq was $ 2.57, and the Company has recorded a loss in its statements of comprehensive loss of $17 on its investment (for the year ended December 31, 2023 -$180).

Mr. Oz Adler, the Company’s Chief Executive Officer and Chief Financial Officer, is the chairman of the board of directors of Jeffs’ Brands.

e.

On March 7, 2022, the Company entered into the Cooperation Agreement with Clearmind, a company in which Dr. Adi Zuloff-Shani, the Company’s Chief Technologies Officer, Mr. Weiss, the Company’s President, and Mr. Adler, the Company’s Chief Executive Officer and Chief Financial Officer serve as officers and directors (the “Cooperation Agreement”).

During the years ended December 31, 2024 and 2023, the Company recognized expenses in respect of the Cooperation Agreement in the amount of $63 and $40, respectively.

On November 17, 2022, the Company invested $1.5 million in Clearmind in connection with its initial public offering on the Nasdaq Capital Market, in exchange for 7,692 common shares of Clearmind, representing 9.33% of the outstanding share capital of Clearmind (see also Note 8).

f.	Mr. Amitai Weiss, the Company’s chairman of the Board, is the chairman of the board of directors of AutoMax (see Note 8b).

g.	On August 13, 2024, the Company entered into the license agreement (the “License Agreement”) of the out-licensing of its SCI-160 program (the “Assets”), with Polyrizon Ltd. (the “Licensee” or “Polyrizon”). According to the License Agreement, the Company granted the Licensee a royalty-bearing, exclusive, sub-licensable right and license to the Assets (the “License”). In consideration for the License, the Company received and will receive certain shares of the Licensee, reflecting an issue price of $805, and royalties from sales related to and income generated from the Assets. Further, the Licensee will pay the Company pre-determined fees upon the completion of certain development milestones relating to the Assets.

Pursuant to the terms of the License Agreement, the Company is entitled to up to $3,320 based on the achievement of certain milestones, including (i) $50 upon a successful preclinical safety test, (ii) $100 upon first patient enrolled in phase I clinical trial, (iii) $120 upon first patient enrolled in Phase 2a clinical trial, (iv) $150 upon first patient enrolled in Phase 2b clinical trial, (v) $500 upon first patient enrolled in Phase 3 clinical trials, (vi) $800 upon approval by the U.S. Food and Drug Administration, (vii) $800 upon approval by an EU regulatory body, and (viii) $800 upon regulatory approval in any additional jurisdiction. Additionally, the Company is eligible to receive royalties, on a country-by-country and product-by-product basis, at a rate of 5%, on aggregate net sales of a product that comprises, contains and/or incorporates and/or is based on the Licensed Patent Rights, or a Licensed Product (as these are defined in the License Agreement), and sublicense income that we may receive until the longer of (i) fifteen years from the date of the first sale of a Licensed Product (on a country-by-country basis), and (ii) the last to expire valid claim of any licensed patents with respect to a Licensed Product in such country.

On October 31, 2024, following an initial public offering of the Licensee, the Company received 684,931 units, of which (i) 320,000 units, with each unit consisting of one ordinary share of the Licensee and three warrants, each to purchase one additional ordinary share of the Licensee at a purchase price of $4.38 (960,000 warrants in total); and (ii) 364,931 units consisting of one pre-funded warrant to purchase one ordinary share of the Licensee, and three warrants, each to purchase one additional ordinary share of the Licensee at a purchase price of $4.38 (1,094,793 warrants in total). Altogether, the Company received 320,000 ordinary shares, 364,931 pre-funded warrants to purchase one ordinary share of the Licensee, and 2,054,793 warrants to purchase one additional ordinary share of the Licensee at a purchase price of $4.38.

On December 30, 2024, pursuant to a share transfer agreement, the Company sold all of the Licensee ordinary shares and pre-funded warrants held by it to a third party, as well as an aggregate of 1,541,096 Licensee common warrants to third parties, for aggregate consideration of $771. In addition, in consideration for the License, the Company will receive royalties from sales related to the Assets and income generated from it.

As of December 31, 2024, the Company holds 513,698 warrants to purchase one additional ordinary share of the Licensee at a purchase price of $4.38. The warrants expire on October 31, 2029. The value of the warrants on December 31, 2024, is $517.

Mr. Oz Adler, the Company’s Chief Executive Officer, is a director of the Licensee.

General Overview of Valuation Approaches used in the Valuation:

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Economic methodology:

The warrants’ fair value was calculated using the Black–Scholes OPM, which takes into account the parameters as disclosed below for each period valuated, in which a valuation was performed at (i) the issuance date, and (ii) each reporting date with the following assumptions:

	December 31, 2024	October 31, 2024
Dividend yield (%)	0	0
Expected volatility (%)	72	72
Risk-free interest rate (%)	2.17	4.15
Underlying Share Price of Polyrizon Ltd. ($)	0.36	4.38
Exercise price ($)	4.38	4.38
Warrants fair value ($)	517	1,399

h.

On April 10, 2024, the Company entered into an Agreement and plan of merger, as amended (the “Merger Agreement”) with AutoMax and SciSparc Merger Sub Ltd., an Israeli limited company and wholly-owned subsidiary of the Company (“Merger Sub”). Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, including approval of the transaction by the Company’s shareholders and AutoMax’s shareholders, Merger Sub will be merged with and into AutoMax, with AutoMax surviving the Merger as a wholly-owned subsidiary of the Company (the “Merger”).

On August 14, 2024, SciSparc and AutoMax entered into the Merger Agreement addendum, pursuant to which the right to terminate the Merger Agreement if the Merger was not consummated by August 30, 2024, was deferred to November 30, 2024. On November 26, 2024, SciSparc and AutoMax entered into the Merger Agreement second addendum, pursuant to which the right to terminate the Merger Agreement if the Merger was not consummated by November 30, 2024, was deferred to March 31, 2025. On March 27, 2025, SciSparc and AutoMax entered into the Merger Agreement third addendum, pursuant to which the right to terminate the Merger Agreement if the Merger was not consummated by March 31, 2025, was deferred to September 30, 2025.

At the effective time of the Merger (the “Effective Time”, as further defined in the Merger Agreement): (a) each outstanding share of AutoMax’s share capital will be converted into the right to receive ordinary shares of the Company, equal to the exchange ratio set forth in the Merger Agreement (the “Exchange Ratio”). Under the Exchange Ratio, following the Effective Time, the former AutoMax shareholders immediately before the Merger (other than the Company) are expected to hold together approximately 49.99% (minus the Finder Fee, as defined in the Merger Agreement) of the aggregate number of the outstanding ordinary shares of the Company on a fully diluted basis (subject to certain exceptions). The shareholders of the Company, together with the holders of the Company’s convertible securities, immediately before the Merger are expected to hold together approximately 50.01% of the aggregate number of the outstanding ordinary shares of the Company on fully diluted basis (subject to certain exceptions); (b) subject to the consummation of the Merger (as defined in the Merger Agreement, the “Closing”), and immediately after the Effective Time, AutoMax shall have the right to (i) designate two members to the Board if the Board is comprised of five or six directors; or (ii) designate three members if the Board is comprised of seven directors. At least one such designee shall be an independent director, as defined under the Nasdaq Stock Market listing rules. (See also Note 26b).